                                                                    EXHIBIT 10.1

                                                                [EXECUTION COPY]

                                 AMENDMENT NO. 1

                 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT

          THIS AMENDMENT NO. 1 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of January 31, 2002, is made among Cogent Communications, Inc., a Delaware corporation ("Borrower"), Cogent Internet, Inc., a Delaware corporation ("Additional Borrower"), Cogent Communications Group, Inc., a Delaware corporation ("Holdings"), and Cisco Systems Capital Corporation, a Nevada corporation ("Lender" or "Agent").

          WHEREAS, the parties hereto entered into a Second Amended and Restated Credit Agreement dated as of October 24, 2001 (the "Credit Agreement") among Borrower, Additional Borrower, the several financial institutions from time to time party thereto ("Lenders") and Agent;

          WHEREAS, Borrower intends to consummate a merger with Allied Riser Communications Corporation ("Allied Riser") pursuant to that certain Agreement and Plan of Merger dated August 28, 2001 (and as amended as of October 13, 2001) (the "AR Merger Agreement"), among Allied Riser, Borrower and Augustus Caesar Merger Sub, Inc.; and

          WHEREAS, in connection with the consummation of the transactions contemplated by the AR Merger Agreement, Borrower, Additional Borrower, Holdings and Agent desire, in accordance with Section 8.1 of the Credit Agreement, to amend the Credit Agreement.

          NOW, THEREFORE, in consideration of the premises, the mutual covenants herein contained, and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows

          SECTION 1 DEFINITIONS; INTERPRETATION.

          (a) TERMS DEFINED IN CREDIT AGREEMENT. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.

          (b) INTERPRETATION. The rules of interpretation set forth in Section
1.2 of the Credit Agreement shall be applicable to this Amendment and are incorporated herein by this reference.

          SECTION 2 AMENDMENTS TO THE CREDIT AGREEMENT.

          (a) AMENDMENTS. The Credit Agreement and the Schedule shall be amended as follows, effective as of the date of satisfaction of the conditions set forth in Section 3 (the "Effective Date"):

                                       1.

          (i) Section 1.1 of the Credit Agreement is hereby amended as follows:

          (A)    The following new definitions are added to this Section:

          "FCC LICENSE" means any license granted by the FCC to Holdings, Borrower or any Subsidiary of Holdings or Borrower.

          "LICENSE SUBSIDIARY" has the meaning set forth in Section
          5.1(z).

          (B) The definition of "Permitted Liens" is hereby amended by adding the following to the end of the last sentence:

          ; and PROVIDED FURTHER that neither Holdings nor Borrower shall, nor shall either permit any of its respective Subsidiaries to, create any Lien on any FCC License or on any capital stock of or other ownership interest in or assets of any License Subsidiary.

          (C) The definition of "Permitted Transactions" is hereby amended by adding the following sentence to the end of such definition:

          Notwithstanding anything to the contrary contained herein, the transactions (collectively, the "Transactions") described in the Plan of Merger, dated August 28, 2001 (the "AR Merger Agreement"), among Allied Riser Communications Corporation ("Allied Riser"), Borrower and Augustus Caesar Merger Sub, Inc. shall be Permitted Transactions hereunder.

          (D) The definition of "Subordinated Debt" is hereby deleted in its entirety and replaced by the following:

          "Subordinated Debt" means (i) the Indebtedness of Allied Riser under the Indenture dated as of June 28, 2000, as amended, by and between Allied Riser Communications Corporation and Wilmington Trust Company, as trustee, assumed by Holdings in connection with the AR Merger Agreement, and (ii) unsecured Indebtedness of Holdings in an amount not to exceed $200,000,000 complying with each of the following requirements: (A) Holdings shall, in a certificate provided on or immediately prior to the date of the receipt of proceeds of any such unsecured Indebtedness, demonstrate its pro forma compliance with the applicable financial covenants set forth herein (after giving effect to the incurrence of any such unsecured Indebtedness); (B) the final maturity date of such unsecured Indebtedness shall be after the first anniversary of the final maturity date of the last Loans advanced to Borrower hereunder (the "Maturity Date"); (C) the terms of such Indebtedness shall specify that no principal

                                       2.

          repayments in respect thereof are required until the Maturity Date; (D) any such unsecured Indebtedness shall contain no covenants or provisions materially more restrictive on Holdings and its Subsidiaries than those contained herein; and (E) such unsecured Indebtedness shall be subordinated to the payment of the Obligations on terms that are usual and customary for unsecured Indebtedness issued under similar circumstances and for similar amounts in the high yield subordinated debt market.

          (ii) Section 5.1(g) of the Credit Agreement is hereby amended by adding the following to the end of the last sentence of such Section:

          ; provided, however, that any change in the nature of Holding's, Borrower's and their respective Subsidiaries' business resulting directly from the merger transaction contemplated by the AR Merger Agreement, shall not be a violation of this Section 5.1(g).

          (iii) Section 5.1(h) of the Credit Agreement is hereby amended by adding the following to the end of the last sentence of such Section:

          Notwithstanding the foregoing, no License Subsidiary may be merged into Holdings or Borrower, and no License Subsidiary may merge with or into any other Subsidiary except another License Subsidiary.

          (iv) Section 5.1(i) of the Credit Agreement is hereby amended by adding the following to the end of such Section:

          Notwithstanding the foregoing, neither Holdings nor Borrower nor any License Subsidiary shall enter into or consummate any Transfer involving any FCC Licenses or License Subsidiaries, except a Transfer of FCC Licenses to another License Subsidiary. Furthermore, notwithstanding anything to the contrary contained herein, sales of assets acquired pursuant to the AR Merger Agreement shall not be a violation of the covenants set forth in this Section 5.1(i).

          (v) Section 5.1(k) of the Credit Agreement is hereby amended by adding the following to the end of such Section:

          Notwithstanding the foregoing, neither Holdings nor Borrower shall permit any License Subsidiary to create, incur, assume or otherwise become liable for or suffer to exist any Indebtedness, other than Indebtedness in favor of Agent or any Lender arising under the Loan Documents.

                                       3.

          (vi) Section 5.1(q) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (q)    [Intentionally omitted.]

          (vii) Section 5.1(r) of the Credit Agreement is hereby deleted in its entirety and replaced with the following:

          (r)    FINANCIAL COVENANTS.

          (i) LEVERAGE RATIO. On a consolidated basis, Holdings and its Subsidiaries shall not, as of the last day of any fiscal quarter, permit its ratio of Consolidated Funded Debt to EBITDA (measured on a rolling four quarter basis for the four fiscal quarters ended as of each quarterly period set forth below) to be greater than the ratios indicated below:

                 QUARTERLY PERIOD ENDING                       REQUIRED RATIO
                 March 31, 2002                                      N/A
                 June 30, 2002                                       N/A
                 September 30, 2002                                  N/A
                 December 31, 2002                                   N/A
                 March 31, 2003                                      N/A
                 June 30, 2003                                       N/A
                 September 30, 2003                                  N/A
                 December 31, 2003                                 11.6:1
                 March 31, 2004                                     6.5:1
                 June 30, 2004                                      4.4:1
                 September 30, 2004                                 3.3:1
                 December 31, 2004                                  2.6:1
                 March 31, 2005                                     2.2:1
                 June 30, 2005                                      2.0:1
                 September 30, 2005                                 2.2:1
                 December 31, 2005                                  2.4:1
                 March 31, 2006                                     2.7:1
                 June 30, 2006                                      2.7:1
                 September 30, 2006                                 2.5:1
                 December 31, 2006                                  2.2:1
                 March 31, 2007                                     2.0:1
                 June 30, 2007                                      1.8:1
                 September 30, 2007                                 0.9:1

                                       4.

                 QUARTERLY PERIOD ENDING                       REQUIRED RATIO
                 December 31, 2007                                  0.8:1
                 March 31, 2008                                     0.6:1
                 Thereafter                                         0.6:1

          (ii) MINIMUM TOTAL REVENUES. On a consolidated basis, Holdings and its Subsidiaries shall not fail to maintain total monthly or total annualized quarterly revenues of Holdings and its Subsidiaries, for each monthly or quarterly period, as applicable, set forth below, of not less than the correlative amount indicated (it being understood that with respect to any quarterly period, annualized revenues shall be equal to revenues for such quarterly period, multiplied by four):

                 MONTHLY PERIOD ENDING                    REQUIRED AMOUNT
                 January 31, 2002                            $   755,000
                 February 28, 2002                           $   985,000
                 March 31, 2002                              $ 1,215,000
                 April 30, 2002                              $ 1,510,000
                 May 31, 2002                                $ 1,855,000

                 QUARTERLY PERIOD ENDING             REQUIRED ANNUALIZED AMOUNT
                 June 30, 2002                               $  26,700,000
                 September 30, 2002                          $  42,500,000
                 December 31, 2002                           $  66,100,000
                 March 31, 2003                              $  82,800,000
                 June 30, 2003                               $ 115,200,000
                 September 30, 2003                          $ 152,300,000
                 December 31, 2003                           $ 196,900,000
                 March 31, 2004                              $ 248,800,000
                 June 30, 2004                               $ 304,800,000
                 September 30, 2004                          $ 361,200,000
                 December 31, 2004                           $ 420,000,000
                 March 31, 2005                              $ 409,500,000
                 June 30, 2005                               $ 461,700,000
                 September 30, 2005                          $ 514,600,000
                 December 31, 2005                           $ 570,000,000
                 March 31, 2006                              $ 528,300,000
                 June 30, 2006                               $ 565,400,000
                 September 30, 2006                          $ 603,200,000
                 December 31, 2006                           $ 641,600,000
                 March 31, 2007                              $ 579,500,000
                 June 30, 2007                               $ 613,100,000

                                       5.

                 September 30, 2007                          $ 647,200,000
                 December 31, 2007                           $ 681,700,000
                 March 31, 2008                              $ 609,900,000
                 Thereafter                                  $ 609,900,000

          (iii) MINIMUM EBITDA. On a consolidated basis, Holdings and its Subsidiaries shall not fail to maintain EBITDA for each period of four quarters ended as of the last day of each quarterly period set forth below of not less than the correlative amount indicated (bracketed amounts (< >) are negative):

                 QUARTERLY PERIOD ENDING                    REQUIRED AMOUNT
                 March 31, 2002                                   N/A
                 June 30, 2002                               $ (45,200,000)
                 September 30, 2002                          $ (38,800,000)
                 December 31, 2002                           $ (35,800,000)
                 March 31, 2003                              $ (23,000,000)
                 June 30, 2003                               $  (7,000,000)
                 September 30, 2003                          $  11,200,000
                 December 31, 2003                           $  36,700,000
                 March 31, 2004                              $  69,200,000
                 June 30, 2004                               $ 107,700,000
                 September 30, 2004                          $ 149,400,000
                 December 31, 2004                           $ 196,000,000
                 March 31, 2005                              $ 228,700,000
                 June 30, 2005                               $ 238,500,000
                 September 30, 2005                          $ 216,600,000
                 December 31, 2005                           $ 195,300,000
                 March 31, 2006                              $ 161,900,000
                 June 30, 2006                               $ 152,700,000
                 September 30, 2006                          $ 156,200,000
                 December 31, 2006                           $ 161,300,000
                 March 31, 2007                              $ 162,400,000
                 June 30, 2007                               $ 166,400,000
                 September 30, 2007                          $ 166,800,000
                 December 31, 2007                           $ 154,600,000
                 March 31, 2008                              $ 155,000,000
                 Thereafter                                  $ 155,000,000

                                       6.

          (iv) INTEREST COVERAGE RATIO. On a consolidated basis, Holdings and its Subsidiaries shall not permit the ratio of EBITDA to Interest Expense (measured on a rolling four quarter basis for the four fiscal quarters ended on the last day of each quarterly period set forth below) for each quarterly period set forth below to be less than the ratio set forth below (determined as of the end of the quarterly period set forth below):

                 QUARTERLY PERIOD ENDING                    REQUIRED RATIO
                 March 31, 2002                                  N/A
                 June 30, 2002                                   N/A
                 September 30, 2002                              N/A
                 December 31, 2002                               N/A
                 March 31, 2003                                  N/A
                 June 30, 2003                                   N/A
                 September 30, 2003                             0.3:1
                 December 31, 2003                              0.9:1
                 March 31, 2004                                 1.6:1
                 June 30, 2004                                  2.4:1
                 September 30, 2004                             3.3:1
                 December 31, 2004                              4.2:1
                 March 31, 2005                                 3.9:1
                 June 30, 2005                                  3.2:1
                 September 30, 2005                             2.5:1
                 December 31, 2005                              1.9:1
                 March 31, 2006                                 1.4:1
                 June 30, 2006                                  1.2:1
                 September 30, 2006                             1.1:1
                 December 31, 2006                              1.0:1
                 March 31, 2007                                 1.0:1
                 June 30, 2007                                  1.0:1
                 September 30, 2007                             1.0:1
                 December 31, 2007                              1.1:1
                 March 31, 2008                                 1.2:1
                 Thereafter                                     1.2:1

          (v) MAXIMUM FUNDED DEBT TO CAPITALIZATION. On a consolidated basis, Holdings and its Subsidiaries shall not permit the ratio of Consolidated Funded Debt to Capitalization to exceed

                                       7.

          the percentage amount set forth below (determined as of the end of the quarterly period set forth below):

                 QUARTERLY PERIOD ENDING                         PERCENTAGE
                 March 30, 2002                                     N/A
                 June 30, 2002                                      71%
                 September 30, 2002                                 71%
                 December 31, 2002                                  71%
                 March 31, 2003                                     71%
                 June 30, 2003                                      71%
                 September 30, 2003                                 71%
                 December 31, 2003                                  71%
                 March 31, 2004                                     71%
                 June 30, 2004                                      72%
                 September 30, 2004                                 73%
                 December 31, 2004                                  73%
                 March 31, 2005                                     73%
                 June 30, 2005                                      73%
                 September 30, 2005                                 73%
                 December 31, 2005                                  72%
                 March 31, 2006                                     71%
                 June 30, 2006                                      70%
                 September 30, 2006                                 68%
                 December 31, 2006                                  68%
                 March 31, 2007                                     65%
                 June 30, 2007                                      62%
                 September 30, 2007                                 50%
                 December 31, 2007                                  50%
                 March 31, 2008                                     50%
                 Thereafter                                         50%

          (vi) MINIMUM CUSTOMERS. The number of revenue generating customers of Holdings and its Subsidiaries (treating each office location of a Person purchasing services from Holdings or any Subsidiary to be a separate customer to the extent such office locations are in separate buildings) as of the end of the monthly or quarterly period set forth below shall not be less than the number listed opposite such period:

                                       8.

                 MONTHLY PERIOD                                       NUMBER
                 January 31, 2002                                      231
                 February 28, 2002                                     300
                 March 31, 2002                                        392
                 April 30, 2002                                        498
                 May 31, 2002                                          614

                 QUARTERLY PERIOD                                     NUMBER
                 June 30, 2002                                           745
                 September 30, 2002                                    1,311
                 December 31, 2002                                     1,970
                 March 31, 2003                                        2,809
                 June 30, 2003                                         3,674
                 September 30, 2003                                    4,615
                 December 31, 2003                                     5,682
                 March 31, 2004                                        7,054
                 June 30, 2004                                         8,322
                 September 30, 2004                                    9,578
                 December 31, 2004                                    10,806
                 March 31, 2005                                       11,977
                 June 30, 2005                                        13,058
                 September 30, 2005                                   14,113
                 December 31, 2005                                    15,174
                 March 31, 2006                                       16,245
                 June 30, 2006                                        17,326
                 September 30, 2006                                   18,418
                 December 31, 2006                                    19,515
                 March 31, 2007                                       20,635
                 June 30, 2007                                        21,757
                 September 30, 2007                                   22,889
                 December 31, 2007                                    24,022
                 March 31, 2008                                       25,168
                 Thereafter                                           25,168

          (vii)  MINIMUM CASH RESERVES. On a consolidated basis,
          Holdings and its Subsidiaries shall maintain as of the last day of each quarterly period Minimum Cash Reserves not less than the amount listed opposite such date below:

                 DATE                                         NUMBER
                 March 31, 2002                                N/A

                                       9.

                 DATE                                           NUMBER
                 June 30, 2002                              $  53,900,000
                 September 30, 2002                         $  61,100,000
                 December 31, 2002                          $  45,300,000
                 March 31, 2003                             $  35,400,000
                 June 30, 2003                              $  25,300,000
                 September 30, 2003                         $  24,600,000
                 December 31, 2003                          $  27,100,000
                 March 31, 2004                             $  39,800,000
                 June 30, 2004                              $  64,100,000
                 September 30, 2004                         $ 112,100,000
                 December 31, 2004                          $ 146,200,000
                 March 31, 2005                             $ 164,700,000
                 June 30, 2005                              $ 174,400,000
                 September 30, 2005                         $ 193,200,000
                 December 31, 2005                          $ 218,400,000
                 March 31, 2006                             $ 229,500,000
                 June 30, 2006                              $ 237,300,000
                 September 30, 2006                         $ 248,300,000
                 December 31, 2006                          $ 265,700,000
                 March 31, 2007                             $ 284,500,000
                 June 30, 2007                              $ 187,200,000
                 September 30, 2007                         $ 201,900,000
                 December 31, 2007                          $ 220,200,000
                 Thereafter                                 $ 252,700,000

          (viii) MINIMUM NODES ON NET. The number of nodes connected to the network maintained by Holdings and its Subsidiaries as of any date listed below shall not be less than the number listed opposite such monthly or quarterly period set forth below:

                 MONTHLY PERIOD                                NUMBER
                 January 31, 2002                                162
                 February 28, 2002                               185
                 March 31, 2002                                  207
                 April 30, 2002                                  230
                 May 31, 2002                                    252
                 QUARTERLY PERIOD                              NUMBER
                 June 30, 2002                                   275

                                       10.

                 September 30, 2002                              316
                 December 31, 2002                               388
                 March 31, 2003                                  472
                 June 30, 2003                                   556
                 September 30, 2003                              640
                 December 31, 2003                               724
                 March 31, 2004                                  820
                 June 30, 2004                                   916
                 September 30, 2004                            1,012
                 December 31, 2004                             1,108
                 March 31, 2005                                1,204
                 June 30, 2005                                 1,300
                 September 30, 2005                            1,396
                 December 31, 2005                             1,492
                 March 31, 2006                                1,588
                 June 30, 2006                                 1,684
                 September 30, 2006                            1,780
                 December 31, 2006                             1,876
                 March 31, 2007                                1,972
                 June 30, 2007                                 2,068
                 September 30, 2007                            2,164
                 December 31, 2007                             2,260
                 March 31, 2008                                2,356
                 Thereafter                                    2,356

          (ix) MAXIMUM CAPITAL EXPENDITURES. On a consolidated basis, Holdings and its Subsidiaries shall not make any expenditures for fixed or capital assets on an annual basis in excess of the amount listed below (determined as of the end of the annual period set forth below):

                 DATE                                         ANNUAL AMOUNT
                 December 31, 2002                            $  66,600,000
                 December 31, 2003                            $  94,700,000
                 December 31, 2004                            $ 108,300,000
                 December 31, 2005                            $ 115,200,000
                 December 31, 2006                            $  83,400,000
                 December 31, 2007                            $  77,600,000

                                       11.

                 DATE                                         ANNUAL AMOUNT
                 Thereafter                                   $  77,600,000

          As used in this subsection (r), the following terms shall have the following meanings: "Capitalization" means, on any date, the sum of (i) Consolidated Funded Debt, and (ii) the sum of common and preferred equity, including without duplication capital stock plus paid in capital of Holdings and its Subsidiaries on such date, on a consolidated basis and as determined in accordance with, GAAP; "Consolidated Funded Debt" means, as of any date of determination, all Indebtedness of Holdings and its Subsidiaries on such date, on a consolidated basis and as determined in accordance with GAAP; "EBITDA" means, for any period with respect to Holdings and its Subsidiaries, net income (excluding extraordinary items), plus (except to the extent attributable to extraordinary items) the amount of any interest, taxes, depreciation, amortization and other non-cash charges deducted in determining such net income, all of the foregoing as determined on a consolidated basis for Holdings and its Subsidiaries, determined in conformity with GAAP; "Interest Expense" means, for any period with respect to Holdings and its Subsidiaries, the amount of interest expense, both expensed and capitalized (including the portion of any payments in respect of any capital leases allocable to interest expense), on a consolidated basis, as determined in accordance with GAAP, paid or payable during such period in respect of any Indebtedness of Holdings and its Subsidiaries; and "Minimum Cash Reserves" means unrestricted cash and cash equivalents of Borrower and its wholly-owned Subsidiaries. Notwithstanding anything in this
          Section 5.1(r) to the contrary, any Indebtedness or any Interest Expense thereon accruing or becoming due during the Permitted Period resulting from Permitted Purchases shall not be included by Holdings in determining compliance with the financial covenants set forth in this Section 5.1(r). Notwithstanding any provision to the contrary contained herein, if Holdings and its Subsidiaries fail to comply with any of the financial covenants set forth in this Section 5.1(r) prior to the period ending June 30, 2002, such non-compliance shall not constitute an Event of Default hereunder, but neither Agent nor any other Lender shall have any obligation to make any Loans to Borrower (other than Tranche X Loans (as defined in the Schedule), which shall continue to be available to Borrower), until Holdings and its Subsidiaries shall have complied with all of the monthly financial covenants set forth in this Section 5.1(r) for a subsequent month during the period prior to and including the period ending June 30, 2002. On and after June 30, 2002, any

                                       12.

          non-compliance with any of the financial covenants shall constitute an Event of Default hereunder.

          (viii) The following is added as a new Section 5.1(z) to the Credit
Agreement:

          (z) FCC LICENSES AND LICENSE SUBSIDIARIES. Neither Holdings nor Borrower shall permit any FCC License to be owned or acquired by any Person other than a Subsidiary that (i) is wholly owned directly or indirectly by Borrower, (ii) does not engage in any business or activity other than the ownership of FCC Licenses and activities directly incidental thereto, (iii) does not own or acquire any assets other than FCC Licenses, and (iv) does not have or incur any Indebtedness or other liabilities other than liabilities imposed by law, including tax liabilities, other liabilities directly incidental to its existence and permitted business and activities, and any liabilities to Agent and Lenders arising pursuant to the Loan Documents (any Subsidiary satisfying the foregoing requirements, a "License Subsidiary").

          (ix)   The following is added as a new Section 6.3 to the Credit
Agreement:

          6.3 CERTAIN AGREEMENTS REGARDING THE COLLATERAL. Any provision contained herein or in any Collateral Document to the contrary notwithstanding, no action shall be taken hereunder or under any of the Collateral Documents by Agent or Lenders with respect to any Collateral in the form of FCC Licenses or the pledged stock of any License Subsidiary unless and until all applicable requirements of the FCC, if any, under the Communications Act of 1934, applicable state laws and the respective rules and regulations thereunder and thereof, as well as any other laws, rules and regulations of any other Governmental Authority applicable to or having jurisdiction over Holdings, Borrower or the relevant Subsidiary, have in the reasonable judgment of Agent been fully satisfied to the extent necessary to take such action and there have been obtained such consents, approvals and authorizations, as may be required to be obtained from the FCC, applicable state and local regulatory authorities and municipalities and any other Governmental Authority under the terms of any franchise, license or similar operating right held by Holdings, Borrower or the relevant Subsidiary in order to take such action. It is the intention of the parties hereto that the pledge in favor of Agent (on behalf of Lenders) of the stock of any License Subsidiary, and the creation of a Lien (to the extent permitted by law) in favor of Agent (on behalf of Lenders) in FCC Licenses, and all rights and remedies by Agent and Lenders with respect to such pledged stock and FCC Licenses, shall in all relevant aspects be subject to and governed by said statutes, rules

                                       13.

          and regulations and that nothing in this Agreement shall be construed to diminish the control exercised by Holdings, Borrower or the relevant Subsidiary, except in accordance with the provisions of such statutory requirements and rules and regulations. By its acceptance of this Agreement, Agent and each Lender agrees that it will not take any action pursuant to this Agreement or any other Collateral Document which constitutes or results in any assignment of a license or franchise or any change of control over the communications properties owned and operated by Holdings, Borrower or any Subsidiary, if such assignment of license or franchise or change of control would, under then existing law or under any franchise, require the prior approval of a Governmental Authority, without first obtaining such approval. Upon the exercise by Agent or any Lender of any power, right, privilege or remedy pursuant to this Agreement or any Collateral Document which requires any consent, approval, recording, qualification or authorization of any Governmental Authority, Holdings or Borrower shall, or shall cause the relevant Subsidiary to, execute and deliver all applications, certificates, instruments and other documents and papers that Agent may reasonably require in order for such governmental consent, approval, recording, qualification or authorization to be obtained. Holdings and Borrower each agrees to use its best efforts to cause such governmental consents, approvals, recordings, qualifications and authorizations to be forthcoming.

          (x) Section 2(c)(ii) of the Schedule to the Credit Agreement is hereby deleted in its entirety and replaced by the following:

          (ii) The Tranche B Loans and the Tranche X Loans shall be subject to mandatory prepayment on or before the later of
          (A) the third Banking Day after any date Holdings receives the net proceeds from the sale of any of its equity securities or debt instruments or securities (the "Holdings Prepayment Date") (other than issuances of equity securities to officers, directors, employees or consultants in the ordinary course of business); PROVIDED, that Holdings shall not be required to make any such mandatory prepayment if it contributes such proceeds to Borrower as common equity prior to the Holdings Prepayment Date and, in such case, any mandatory prepayment required by this subsection 2(c)(ii) shall be made according to the provisions of the immediately succeeding clause (B) and (B) the next Banking Day after Borrower receives from Holdings the net proceeds from the sale of any of Holdings' equity securities or debt instruments or securities (other than issuances of equity securities to officers, directors, employees or consultants in the ordinary course of business), in each case, whether in one transaction or a series of

                                       14.

          transactions and in the amount of such proceeds; PROVIDED, however, that Holdings or Borrower may retain (A) the first $300,000,000 of proceeds of equity offerings of Holdings or Borrower measured from the date of the Borrower's incorporation and (B) up to $200,000,000 of proceeds of Subordinated Debt offerings of Holdings (excluding proceeds of Subordinated Debt issued or assumed by Holdings or the Borrower in connection with the transactions contemplated by the AR Merger Agreement, which Borrower shall be permitted to retain in its entirety) without being required to make such prepayment; PROVIDED that any retained proceeds retained by Holdings shall be contributed by Holdings to Borrower as common equity pursuant to the terms of this Agreement and the Guaranty executed by Holdings in connection herewith.

          (b) REFERENCES WITHIN CREDIT AGREEMENT. Each reference in the Credit Agreement to "this Agreement" and the words "hereof," "herein," "hereunder," or words of like import, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

          SECTION 3 CONDITIONS OF EFFECTIVENESS. The effectiveness of Section 2 of this Amendment shall be subject to the satisfaction of each of the following conditions precedent:

          (a) FEES AND EXPENSES. Borrower shall have paid all invoiced costs and expenses then due in accordance with Section 5(c) below.

          (b) LOAN DOCUMENTS. Agent shall have received the following documents, in form and substance satisfactory to it:

          (i) the Guaranty by Allied Riser in favor of Agent (on behalf of each Lender) in substantially the form of EXHIBIT A attached hereto;

          (ii) the Security Agreement between Allied Riser and Agent (on behalf of each Lender) in substantially the form of EXHIBIT B attached hereto (the "AR Security Agreement");

          (iii) the Copyright Security Agreement between Allied Riser and Agent (on behalf of each Lender) in substantially the form of EXHIBIT C attached hereto;

          (iv) the Patent and Trademark Security Agreement between Allied Riser and Agent (on behalf of each Lender) in substantially the form of EXHIBIT D attached hereto;

          (v) the Stock Pledge Agreement between Allied Riser and Agent (on behalf of each Lender) in substantially the form of EXHIBIT E attached hereto;

                                       15.

          (vi) the Guaranty by each of the Subsidiaries of Allied Riser identified on ANNEX A attached hereto (each an "AR Subsidiary" and, collectively, the "AR Subsidiaries") in favor of Agent (on behalf of each Lender) in substantially the form of EXHIBIT F attached hereto;

          (vii) the Security Agreement among each AR Subsidiary and Agent (on behalf of each Lender) in substantially the form of EXHIBIT G attached hereto (the "AR Subsidiary Security Agreement");

          (viii) within thirty (30) days after the Effective Date, the Guaranty by Allied Riser Communications Corporation of Canada, Inc. ("AR Canada") in favor of Agent (on behalf of each Lender), in form and substance satisfactory to Agent, in accordance with Canadian law;

          (ix) Within thirty (30) days after the Effective Date, the Personal Property Security Agreement between AR Canada and Agent (on behalf of each Lender), in form and substance satisfactory to Agent, in accordance with Canadian law (the "AR Canada PPSA");

          (x) the Amendment to Amended and Restated Stock Pledge Agreement between Borrower and Agent (on behalf of each Lender) in substantially the form of EXHIBIT H attached hereto (the "Amended Borrower Stock Pledge"); and

          (xi)   the consent of each Guarantor, in substantially the form of
EXHIBIT I (the "Guarantor Consent"), to the amendments contemplated by this Amendment.

          (c) DOCUMENTS AND ACTION RELATING TO COLLATERAL. On or before the Effective Date (except as expressly provided below), Agent shall have received the following, in form and substance satisfactory to it:

          (i) UCC Financing Statements for Allied Riser and each AR Subsidiary as required under the AR Security Agreement, the AR Subsidiary Security Agreement and the other Collateral Documents;

          (ii) Original stock certificates of Allied Riser pledged to Agent (on behalf of Lenders) pursuant to the Amended Borrower Stock Pledge (together with applicable Stock Power);

          (iii) Within thirty (30) days after the Effective Date, Collateral Access Agreements as required under the AR Security Agreement, the AR Subsidiary Security Agreement and the other Collateral Documents;

          (iv) Within thirty (30) days after the Effective Date, Account Control Agreements as required under the AR Security Agreement, the AR Subsidiary Security Agreement and the other Collateral Documents;

          (v) Representations and Warranties Certificate with all requested information completed by Borrower;

          (vi) Within thirty (30) days after the Effective Date, such other searches, certificates, filings, and other documents and instruments, in form reasonably satisfactory to

                                       16.

Agent, as Agent may reasonably require to effectuate the purposes of the AR Canada PPSA and the other Loan Documents; and

          (vii) Such other financing statements, searches, certificates, filings, and other documents and instruments, in form reasonably satisfactory to Agent, as Agent may reasonably require to effectuate the purposes of the Loan Documents.

          (d) ADDITIONAL CLOSING DOCUMENTS AND ACTIONS. On or before the Effective Date (except as expressly provided below), Agent shall have received the following, in form and substance satisfactory to it:

          (i) within ten (10) days after the Effective Date, the certificate of merger with respect to the Allied Riser merger transaction filed with the Secretary of State of Delaware;

          (ii) a certificate from Borrower and Holdings confirming the capitalization of Holdings and Borrower and the total per share consideration paid by Holdings to Allied Riser in connection with the consummation of the Allied Riser merger transaction;

          (iii) evidence that all (A) authorizations or approvals of any Governmental Authority, and (B) approvals or consents of any other Person, required in connection with the Allied Riser merger transaction and the execution, delivery and performance of this Amendment shall have been obtained;

          (iv) a certificate of a senior officer of Borrower, stating that (A) the representations and warranties contained in Section 4 and in the amendments to the other Loan Documents are true and correct in all material respects on and as of the date of such certificate as though made on and as of the Effective Date and (B) on and as of the Effective Date, after and giving effect to the amendment of the Credit Agreement contemplated hereby, no Default shall have occurred and be continuing;

          (v) a certificate of a senior officer of Holdings, stating that the representations and warranties contained in the Stock Pledge Agreement, the Holdings Guaranty, and the other Guarantor Documents are true and correct in all material respects on and as of the Effective Date as though made on and as of such date;

          (vi) a certificate of a senior officer of Allied Riser, stating that the representations and warranties contained in the Allied Riser Guaranty and in the other Guarantor Documents are true and correct in all material respects on and as of the Effective Date as though made on and as of such date; and

          (vii) such additional financial information with respect to Allied Riser, Borrower or any Guarantor (e.g. financial statements, forecasts, pro-formas, budgets, etc.), as Agent may reasonably request.

          (e) CORPORATE DOCUMENTS. Agent shall have received the following, in form and substance satisfactory to it:

                                       17.

          (i) a certificate of the Secretary or Assistant Secretary of Borrower, dated the Effective Date, certifying (A) copies of the resolutions of the Board of Directors of Borrower authorizing the execution, delivery and performance of this Amendment and the amendments to the other Loan Documents and
(B) the incumbency, authority and signatures of each officer of Borrower authorized to execute and deliver this Amendment and the amendments to the other Loan Documents;

          (ii) a certificate of the Secretary or Assistant Secretary of Holdings, dated the Effective Date, certifying (A) copies of the resolutions of the Board of Directors of the Holdings authorizing the execution, delivery and performance of the Stock Pledge Agreement, the Guarantor Consent and related documents, and (B) copies of the amended and restated certificate of incorporation and amended and restated bylaws of Holdings; and

          (iii) a certificate of the Secretary or Assistant Secretary of Allied Riser and each of the AR Subsidiaries, dated the Effective Date, certifying (A) copies of the resolutions of the Board of Directors of Allied Riser and each AR Subsidiary authorizing the execution, delivery and performance of this Amendment and each of the other documents described herein or related thereto to which it is a party, (B) the incumbency, authority and signatures of each officer of Allied Riser and each AR Subsidiary authorized to execute and deliver such documents, and (C) copies of the certificate of incorporation and bylaws of Allied Riser and each AR Subsidiary.

          (f) LEGAL OPINIONS. Agent shall have received (i) the opinion of Friedman, Kaplan, Seiler & Adelman, LLP, counsel to Borrower, Additional Borrower, Allied Riser and each Guarantor, dated the Effective Date, in substantially the form of EXHIBIT J; and (ii) if requested by Agent, an opinion of special FCC counsel to Borrower, Holdings and Allied Riser, within thirty
(30) days after the Effective Date.

          (g) MATERIAL ADVERSE CHANGE. On and as of the Effective Date, there shall have occurred no Material Adverse Change since the date of this Amendment.

          (h) REPRESENTATIONS AND WARRANTIES; NO DEFAULT. On the Effective Date, after giving effect to the amendment of the Credit Agreement contemplated hereby:

          (i) except as otherwise disclosed in writing to Agent and Lenders under that certain disclosure schedule delivered to Lender prior to the Effective Date, the representations and warranties contained in Section 4 and in the other Loan Documents shall be true and correct on and as of the Effective Date as though made on and as of such date; and

          (ii)   no Default shall have occurred and be continuing.

          (i) ADDITIONAL DOCUMENTS. Agent shall have received, in form and substance satisfactory to it, such additional approvals, opinions, documents and other information as Lender may reasonably request.

          SECTION 4 REPRESENTATIONS AND WARRANTIES. To induce Agent to enter into this Amendment, Borrower hereby confirms and restates, as of the date hereof, the representations and warranties made by it in Section 4.1 of the Credit Agreement and in the

                                       18.

other Loan Documents (except as otherwise disclosed in writing to Agent and Lenders under that certain disclosure schedule delivered to Lender prior to the Effective Date). For the purposes of this Section 4, (i) each reference in
Section 4.1 of the Credit Agreement to "this Agreement," and the words "hereof," "herein," "hereunder," or words of like import in such Section, shall mean and be a reference to the Credit Agreement as amended by this Amendment, and each reference in such Section to "the Loan Documents" shall mean and be a reference to the Loan Documents as amended as contemplated hereby, and (ii) , clause (i) shall take into account any amendments to any disclosures made in writing by Borrower and any Guarantor to Agent and each Lender after the Closing Date and approved by Agent (on behalf of each Lender).

          SECTION 5 MISCELLANEOUS.

          (a) CREDIT AGREEMENT OTHERWISE NOT AFFECTED. Except as expressly amended pursuant hereto, the Credit Agreement shall remain unchanged and in full force and effect and is hereby ratified and confirmed in all respects. Agent's execution and delivery of, or acceptance of, this Amendment and any other documents and instruments in connection herewith (collectively, the "Amendment Documents") shall not be deemed to create a course of dealing or otherwise create any express or implied duty by it to provide any other or further amendments, consents or waivers in the future.

          (b) NO RELIANCE. Borrower hereby acknowledges and confirms to Agent that Borrower is executing this Amendment and the other Amendment Documents on the basis of its own investigation and for its own reasons without reliance upon any agreement, representation, understanding or communication by or on behalf of any other Person.

          (c) COSTS AND EXPENSES. Borrower agrees to pay to Agent on demand the reasonable out-of-pocket costs and expenses of Agent, and the reasonable fees and disbursements of counsel to Lender, in connection with the negotiation, preparation, execution and delivery of this Amendment and any other documents to be delivered in connection herewith.

          (d) BINDING EFFECT. This Amendment shall be binding upon, inure to the benefit of and be enforceable by Borrower, Agent, Additional Borrower, Holdings and their respective successors and assigns.

          (e) GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          (f) COMPLETE AGREEMENT; AMENDMENTS. This Amendment, together with the other Amendment Documents and the other Loan Documents, contains the entire and exclusive agreement of the parties hereto and thereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior commitments, drafts, communications, discussions and understandings, oral or written, with respect thereto. This Amendment may not be modified, amended or otherwise altered except in accordance with the terms of Section 8.1 of the Credit Agreement.

                                       19.

          (g) SEVERABILITY. Whenever possible, each provision of this Amendment shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Amendment shall be prohibited by or invalid under any such law or regulation in any jurisdiction, it shall, as to such jurisdiction, be deemed modified to conform to the minimum requirements of such law or regulation, or, if for any reason it is not deemed so modified, it shall be ineffective and invalid only to the extent of such prohibition or invalidity without affecting the remaining provisions of this Amendment, or the validity or effectiveness of such provision in any other jurisdiction.

          (h) COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          (i) INTERPRETATION. This Amendment and the other Amendment Documents are the result of negotiations between and have been reviewed by counsel to Agent, Borrower and other parties, and are the product of all parties hereto. Accordingly, this Amendment and the other Amendment Documents shall not be construed against Agent or any Lender merely because of Agent's involvement in the preparation thereof.

          (j) LOAN DOCUMENTS. This Amendment and the other Amendment Documents shall constitute Loan Documents.

          (k) DESIGNATED SENIOR DEBT. Each of the parties hereto acknowledges and agrees that the Indebtedness owing to Agent and Lenders under the Credit Agreement and any other Loan Document constitutes "Designated Senior Debt" for purposes of the Indenture between Allied Riser Communications Corporation and Wilmington Trust Company dated June 28, 2000, as the same may be amended from time to time by any amendment or supplemental indenture.

          [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

                                       20.

          IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

                                              Cogent Communications, Inc.

                                              By
                                                 -------------------------------
                                                 Title:


                                              Cogent Communications Group, Inc.

                                              By
                                                 -------------------------------
                                                 Title:


                                              Cogent Internet, Inc.

                                              By
                                                 -------------------------------
                                                 Title:


                                              Cisco Systems Capital Corporation

                                              By
                                                 -------------------------------
                                                 Title:

                                       21.

                                    EXHIBIT A
       to Amendment No. 1 to Second Amended and Restated Credit Agreement


                              ALLIED RISER GUARANTY

                                [TO BE PROVIDED]

                                    EXHIBIT B
       to Amendment No. 1 to Second Amended and Restated Credit Agreement


                         ALLIED RISER SECURITY AGREEMENT

                                [TO BE PROVIDED]

                                    EXHIBIT C
       to Amendment No. 1 to Second Amended and Restated Credit Agreement


                    ALLIED RISER COPYRIGHT SECURITY AGREEMENT

                                [TO BE PROVIDED]

                                    EXHIBIT D
       to Amendment No. 1 to Second Amended and Restated Credit Agreement


              ALLIED RISER PATENT AND TRADEMARK SECURITY AGREEMENT

                                [TO BE PROVIDED]

                                    EXHIBIT E
       to Amendment No. 1 to Second Amended and Restated Credit Agreement


                       ALLIED RISER STOCK PLEDGE AGREEMENT

                                [TO BE PROVIDED]

                                    EXHIBIT F
       to Amendment No. 1 to Second Amended and Restated Credit Agreement


                             AR SUBSIDIARY GUARANTY

                                [TO BE PROVIDED]

                                    EXHIBIT G
       to Amendment No. 1 to Second Amended and Restated Credit Agreement


                        AR SUBSIDIARY SECURITY AGREEMENT

                                [TO BE PROVIDED]

                                    EXHIBIT H
       to Amendment No. 1 to Second Amended and Restated Credit Agreement

        AMENDMENT TO AMENDED AND RESTATED BORROWER STOCK PLEDGE AGREEMENT


                                [TO BE PROVIDED]

                                    EXHIBIT I
       to Amendment No. 1 to Second Amended and Restated Credit Agreement


                       CONSENT AND AGREEMENT OF GUARANTORS

          Each of the undersigned, in its capacity as guarantor, acknowledges that its consent to the foregoing Amendment is not required, but the undersigned nevertheless does hereby consent to the foregoing Amendment and to any documents and agreements referred to therein and to all future modifications and amendments thereto (subject to the terms of the Guaranty ("Guaranty"), executed by each of the undersigned in favor of Cisco Systems Capital Corporation ("CSCC") (as such Continuing Guaranty may be amended from time to time)), and any termination thereof, and to any and all other present and future documents and agreements by or between Cogent Communications, Inc. and CSCC. Nothing herein shall in any way limit any of the terms or provisions of such Guaranty of the undersigned or any other document or agreement executed by the undersigned in CSCC's favor (as the same may be amended from time to time), all of which are hereby ratified and affirmed in all respects.

                                              GUARANTORS:

                                              Cogent Communications, Inc.

                                              By
                                                 -------------------------------
                                                 Title:

                                              Cogent Communications Group, Inc.

                                              By
                                                 -------------------------------
                                                 Title:

                                              Cogent Internet, Inc.

                                              By
                                                 -------------------------------
                                                 Title:

                                    EXHIBIT J
       to Amendment No. 1 to Second Amended and Restated Credit Agreement

                             FORM OF OPINION LETTER

                                [TO BE PROVIDED]

                                     ANNEX A
       to Amendment No. 1 to Second Amended and Restated Credit Agreement

                          SUBSIDIARIES OF ALLIED RISER

 SUBSIDIARY                                        JURISDICTION OF       CORPORATE ID NO.
                                                    INCORPORATION
 Allied Riser Operations Corporation                      DE                  2957686
 ARC Construction, Inc.                                   DE                  3298728
 ARC Long Distance, Inc.                                  DE                  3026797
 ARC Worldwide, Inc.                                      DE                  3202763
 Allied Riser of Alabama                                  DE                  3095135
 Allied Riser of Arizona                                  DE                  3095138
 Allied Riser of California                               DE                  3004262
 Allied Riser of Colorado                                 DE                  3004261
 Allied Riser of Connecticut                              DE                  3004281
 Allied Riser of D.C.                                     DE                  3010019
 Allied Riser of Florida                                  DE                  3093421
 Allied Riser of Georgia                                  DE                  3004263
 Allied Riser of Illinois                                 DE                  3004265
 Allied Riser of Indiana                                  DE                  3095141
 Allied Riser of Kentucky                                 DE                  3095149
 Allied Riser of Louisiana                                DE                  3093427
 Allied Riser of Maryland                                 DE                  3095156
 Allied Riser of Massachusetts                            DE                  3004268
 Allied Riser of Michigan                                 DE                  3095360
 Allied Riser of Minnesota                                DE                  3095361
 Allied Riser of Missouri                                 DE                  3095365
 Allied Riser of Nevada                                   DE                  3095366
 Allied Riser of New Jersey                               DE                  3093429
 Allied Riser of New Mexico                               DE                  3095368
 Allied Riser of New York                                 DE                  3004270
 Allied Riser of North Carolina                           DE                  3095452
 Allied Riser of Ohio                                     DE                  3004273
 Allied Riser of Oklahoma                                 DE                  3093433
 Allied Riser of Pennsylvania                             DE                  3004272
 Allied Riser of Rhode Island                             DE                  3095456
 Allied Riser of South Carolina                           DE                  3095463
 Allied Riser of Tennessee                                DE                  3095465
 Allied Riser of Texas                                    DE                  2988683
 Allied Riser of Utah                                     DE                  3095467
 Allied Riser of Virginia                                 VA                   524192
 Allied Riser of Washington                               DE                  3004277
 Allied Riser of Wisconsin                                DE                  3095469

Allied Riser of Tennessee, Inc.                            DE             75-2841263
Allied Riser of Texas, Inc.                                DE             75-2820271
Allied Riser of Utah, Inc.                                 DE             75-2841260
Allied Riser of Virginia, Inc.                             VA             75-2862729
Allied Riser of Washington, Inc.                           DE             75-2818768
Allied Riser of Wisconsin, Inc.                            DE             75-2841269

                                       A-2